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                       ENBRIDGE ENERGY MANAGEMENT, L.L.C.

                                 __________ SHARES
               REPRESENTING LIMITED LIABILITY COMPANY INTERESTS


                               -----------------

                             UNDERWRITING AGREEMENT
                             ----------------------
                                                                          , 2002

Goldman, Sachs & Co.,
[NAMES OF CO-REPRESENTATIVES]
  As representatives of the several Underwriters
   named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

      Enbridge Energy Management, L.L.C., a Delaware limited liability company (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of _________ shares (the "Firm Shares") and, at the election of the Underwriters, up to ________ additional shares (the "Optional Shares") of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares").

      The Company, Enbridge Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), Enbridge Energy Company, Inc., a Delaware corporation, in its individual capacity and in its capacity as the general partner of the Partnership (the "General Partner") are collectively referred to herein as the "Enbridge Entities." Enbridge Inc., a corporation organized under the laws of the province of Alberta, Canada, is herein referred to as "Enbridge".

      1A. Each of the Company, the Partnership and the General Partner, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

      (a) A registration statement (File Nos. 333-89552, 333-89588 and 333-89618) (the "Initial Registration Statement"), in respect of, in each case as described in the Initial Registration Statement, (a) the Shares to be issued by the Company, on Form S-1, (b) the i-units to be issued by

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the Partnership, on Form S-3 and (c) the Enbridge purchase obligation in respect of the Shares, on Form F-3, has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, have been declared effective by the Commission in such form; other than (i) a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, and (ii) a registration statement filed on May 24, 2002 that was identical to the Initial Registration Statement in all material respects but which was deleted from the Commission's EDGAR system as a result of Commission errors that occurred in connection with the filing of such registration statement, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and, to the knowledge of the Enbridge Entities, no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the Preliminary Prospectus dated ____________, 2002 is hereinafter called the "Final Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to the Final Preliminary Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 and Form F-3 under the Act, as of the date of such Final Preliminary Prospectus, Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to the Final Preliminary Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Final Preliminary Prospectus, Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Final Preliminary Prospectus, Preliminary Prospectus or Prospectus, as the case may be, and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Partnership or Enbridge filed pursuant to
Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement); as used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statement, the Final Preliminary Prospectus, the Preliminary Prospectus or the Prospectus or any amendment or supplement thereto;

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      (b) The Final Preliminary Prospectus included as part of the
Registration Statement complied when so filed in all material respects with the provisions of the Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from such Final Preliminary Prospectus made in reliance upon and in conformity with information relating to any Underwriters furnished to the Company, the Partnership, the General Partner or Enbridge in writing by an Underwriter through Goldman, Sachs & Co. expressly for use therein; PROVIDED, HOWEVER, that no representation and/or warranty is hereby being made as to any of the Enbridge Inc. Information (as hereinafter defined) contained in the Final Preliminary Prospectus. To the best of each of the Enbridge Entities' knowledge, information and belief, having made reasonable inquiries, the Commission has not issued any order preventing or suspending the use of such Final Preliminary Prospectus;

      (c) The Partnership and the offering of the i-units contemplated by this Agreement meet the requirements for using Form S-3 under the Act. The Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Final Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) and at the Time of Delivery complied or will comply in all material respects with the provisions of the Act, and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the statements made or to be made in such documents that are covered by Rule 175(b) under the Act were made or will be made with a reasonable basis and in good faith, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriters furnished to the Company, the Partnership, the General Partner or Enbridge in writing by an Underwriter through Goldman, Sachs & Co. expressly for use therein; PROVIDED, HOWEVER, that no representation and/or warranty is hereby being made as to any of the Enbridge Inc. Information contained in the Registration Statement or Prospectus or the Enbridge Inc.
Part II Information contained in the Registration Statement;

      (d) The Incorporated Documents, other than those filed by Enbridge, heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act; any further Incorporated Documents, other than those filed by Enbridge, so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading;

      (e) The capitalization of each of the Company and the Partnership as of the respective dates set forth in the Prospectus is as set forth under the headings "Capitalization of Enbridge Management" and "Capitalization of Enbridge Partners," respectively, in the Prospectus;

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      (f) The Shares and i-units have been duly and validly authorized and, when issued, delivered and paid for as provided herein (or in the case of the i-units, as described in the Prospectus), will be validly issued, fully paid and non-assessable (except as non-assessability may be affected by the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") and the Delaware Limited Liability Company Act (the "Delaware LLC Act")) and free of any preemptive or similar rights, and will conform in all material respects to the descriptions thereof contained in the Prospectus, and the Underwriters will, [except as set forth in the Prospectus,] acquire the Shares free and clear of any liens, encumbrances, security interests, charges or claims;

      (g) The Partnership has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Act, with partnership power and authority to own or lease its properties and to conduct its business as described in the Prospectus. Each of the Current Operating Subsidiaries has been and, at the First Time of Delivery, each of the Post-Closing Operating Subsidiaries will be, duly organized and validly existing as a limited liability company or limited partnership, as the case may be, in good standing under the laws of its respective jurisdiction of organization set forth on Schedule IIB, with full limited liability company or partnership, as the case may be, power and authority to own or lease its properties and to conduct its business as described in the Prospectus;

      (h) The General Partner has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own or lease its properties, to conduct its businesses and to act as a general partner of the Partnership, in each case as described in the Prospectus; the General Partner is the sole member of the Company and owns all equity securities of the Company (other than the Shares to be issued as contemplated herein) and each of the subsidiaries listed on Schedule IIC hereto (the "General Partner Subsidiaries") free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interest, equities or charges as are not, individually or in the aggregate, material to such interest ownership or as described in the Prospectus) and such equity securities have been duly and validly authorized and issued and are fully paid and (except as required to the contrary by the Delaware LLC Act), non-assessable. The General Partner is the sole general partner of the Partnership, and the General Partner's ownership of the Partnership is as set forth in the Prospectus under the heading "Organizational Structure--Prior to the Offering and Acquisition" and, following the offering, will be as set forth in the Prospectus under the heading "Organizational Structure--Following the Offering and Acquisition." Each of the General Partner Subsidiaries has been duly organized and validly existing as a limited liability company or limited partnership, as the case may be, in good standing under the laws of its respective jurisdiction of organization set forth on Schedule IIC, with full limited liability company or partnership, as the case may be, power and authority to own or lease its properties and to conduct its business as described in the Prospectus. Except as described in the Prospectus or as set forth in the Partnership Agreement or the Delegation of Control Agreement (as hereinafter defined), the General Partner shall have, by the First Time of Delivery, delegated all of its power to control and manage the business and affairs of the Partnership to the Company. Complete and correct copies of the Certificate of Incorporation of the General Partner, as amended, and of the By-Laws of the General Partner, as amended, have been delivered to the Underwriters;

      (i) The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full limited liability company power and authority to own or lease its properties and to conduct its business as described in the

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Prospectus. The Company was organized for the purpose of the transactions contemplated herein and in the Prospectus. Except as described in the Prospectus, the Company has not engaged in any business activities other than in connection with its organization and the transactions described therein. Complete and correct copies of the Certificate of Formation and the Amended and Restated Limited Liability Company Agreement of the Company have been delivered to the Underwriters;

      (j) Other than with respect to Enbridge, as to which no representation or warranty is hereby made, the accountants, PricewaterhouseCoopers LLP, who have certified or shall certify the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants as required by the Act;

      (k) The historical financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), other than the financial statements, schedules and notes of Enbridge incorporated by reference into the Registration Statement and Prospectus as to which no representation or warranty is hereby made, present fairly the respective consolidated financial position, results of operations and changes in financial position of the Company, the Partnership and Enbridge Midcoast Energy Inc. on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the other summary and selected financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), other than any summary and selected financial and statistical information and data of Enbridge Inc. as to which no representation or warranty is hereby made, are accurately presented and prepared on a basis consistent with such financial statements and the respective books and records of the Company, the Partnership and Enbridge Midcoast Energy Inc., as applicable; and the pro forma financial statements included in or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the rules and regulations of the Commission under such acts, except to the extent stated therein have been prepared on a basis consistent with the historical consolidated financial statements of the Partnership and give effect to the assumptions used in the preparation thereof on a reasonable basis and in good faith;

      (l) Each of the Enbridge Entities has all of the necessary limited liability company, partnership and corporate, as the case may be, power and authority to enter into this Agreement and consummate the transactions contemplated hereby. The execution and delivery of, and the performance by, the Enbridge Entities of their respective obligations under this Agreement have been duly and validly authorized, and this Agreement has been duly executed and delivered, by each of the Enbridge Entities;

      (m) Each of the Enbridge Entities has all of the necessary limited liability company, partnership and corporate, as the case may be, power and authority to enter into the following agreements to which it is a party: the Tax Indemnification Agreement between the Company and Enbridge (the "Tax Indemnification Agreement"), the Delegation of Control Agreement among the General Partner, the Company and the Partnership (the "Delegation of Control Agreement"), the Third Amended and Restated Agreement of Limited Partnership of the Partnership, and the

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Company's Amended and Restated Limited Liability Company Agreement, including the Purchase Provisions attached thereto as Appendix A (the "Purchase Provisions"), each to be dated as of the First Time of Delivery, and consummate the transactions contemplated thereby. Such agreements have been duly authorized by the respective Enbridge Entities and conform to the descriptions thereof in the Prospectus. Each of such agreements will have been duly executed and delivered at the First Time of Delivery and will constitute a valid and legally binding agreement of the parties thereto, enforceable against each of such parties in accordance with its terms, subject, as to enforcement, (i) to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, (ii) to general equity principles and (iii) as the rights to indemnification or contribution thereunder may be limited by federal or state securities laws.

      (n) Neither the offer, sale or delivery of the Shares or the i-units, the execution, delivery or performance of this Agreement, the Tax Indemnification Agreement, the Delegation of Control Agreement, the Third Amended and Restated Agreement of Limited Partnership, and the Company's Amended and Restated Limited Liability Company Agreement (including the Purchase Provisions) (all as described in the Prospectus), compliance by any of the Enbridge Entities or the Operating Subsidiaries with the provisions hereof or thereof nor consummation by any of the Enbridge Entities or the Operating Subsidiaries of the transactions contemplated hereby or thereby constitutes or, at the First Time of Delivery will constitute, as the case may be, a breach of, or a default under, the respective partnership agreement, limited liability company agreement, certificate or articles of incorporation or bylaws, or other organizational documents, as the case may be, of any of the Enbridge Entities or the Operating Subsidiaries or any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which any of the Enbridge Entities or the Operating Subsidiaries is a party or by which any of them may be bound or to which any of their respective properties is subject, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable federal, provincial and state securities and Blue Sky laws), judgment, injunction, order or decree to which any of the Enbridge Entities or the Operating Subsidiaries is a named party, excluding in each case any breaches, defaults or violations which, individually or in the aggregate, would not have a material adverse effect on the financial position, results of operations, business or prospects of the Enbridge Entities and the Operating Subsidiaries (taken as a whole), or subject the partners of the Partnership to unlimited personal liability (a "Material Adverse Effect"); and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Shares or the i-units or the consummation by the Enbridge Entities of the transactions contemplated by this Agreement or the Prospectus, except for (i) the registration under the Act of the Shares, i-Units and purchase obligation as described in Section 1(a) herein, (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under state or provincial securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and (iii) filings necessary to implement the merger, conversion and formation of certain of the Operating Subsidiaries;

      (o) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), none of the Enbridge Entities or the Operating Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the limited partners of the Partnership or the Enbridge Entities and the Operating

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Subsidiaries (taken as a whole), and there has not been any change in the capital stock or partner's capital, or material increase in the short-term debt or long-term debt of, any of the Enbridge Entities, or any material adverse change, or any development that any Enbridge Entity has reasonable cause to believe will involve a prospective material adverse change, in the financial position, business, prospects or results of operations of the Enbridge Entities and the Operating Subsidiaries (taken as a whole);

      (p) None of the Enbridge Entities has distributed and, prior to the later to occur of (i) the Time of Delivery and (ii) completion of the distribution of the Shares, will distribute any offering material in connection with the offering and sale of the Shares other than the Prospectus or other materials, if any, permitted by the Act;

      (q) Except as disclosed in the Registration Statement and the Prospectus (or any amendment of supplement thereto), no more than ten percent of the net proceeds from the sale of the Shares are intended to be or will be paid to members of the National Association of Securities Dealers or associated or affiliated persons of such members, or members of the immediate family of such members;

      (r) No person has any right to require registration of any membership interests of the Company because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement; and except for the General Partner, who has waived such rights, no holder of any security of the Partnership or any other person has any right to require registration of units representing limited partner interests in the Partnership or any other interest or other security of the Partnership because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement;

      (s) None of the Enbridge Entities or Operating Subsidiaries is, or as of the Time of Delivery will be, an "Investment Company" as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or required to register as an "Investment Company" under the Investment Company Act;

      (t) None of the Enbridge Entities or Operating Subsidiaries is (i) a "public utility company," (ii) a "holding company," (iii) a "subsidiary company" of a "registered holding company" or of a "holding company" required to be registered under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), or (iv) an "affiliate" of (A) a "registered holding company," (B) a "holding company" required to be registered under the 1935 Act, (C) a "subsidiary company" of a "registered holding company" or (D) a "subsidiary company" of a "holding company" required to be registered under the 1935 Act, as such terms are defined in the 1935 Act. The issuance and sale of the Shares as contemplated by the Prospectus is not subject to regulation under the 1935 Act;

      (u) There are no legal or governmental proceedings pending or, to the knowledge of any of the Enbridge Entities, threatened, against any of the Enbridge Entities or Operating Subsidiaries, or to which any of the Enbridge Entities or Operating Subsidiaries or any of their respective properties, is subject, that are required to be described in the Registration Statement or the Prospectus and are not described as required;

      (v) Each of the Enbridge Entities and Current Operating Subsidiaries is and, at the First Time of Delivery, each of the Enbridge Entities and the Post-Closing Operating Subsidiaries will be, duly qualified and in good standing as a foreign limited partnership, limited liability company or corporation, as the case may be, authorized to do business in each jurisdiction in which the nature of

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its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

      (w) Each of the Enbridge Entities owns or leases all properties as are necessary to the conduct of their operations as described in the Prospectus, except where the failure to own or lease any of such properties would not, individually or in the aggregate, have a Material Adverse Effect;

      (x) None of the Enbridge Entities is (a) in violation of its formation or incorporation, as applicable, or other governing documents or (b) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect;

      (y) The statements set forth in the Prospectus under the captions "Description of Our Shares", "Description of the I-Units", "Comparison of Enbridge Partners Units with Our Shares" and "Distribution Policy," insofar as they purport to constitute a summary of the terms of the Shares, i-units and Common Units, are accurate and complete in all material respects;

      (z) The Audit Committee of the Company's Board of Directors complies with the applicable requirements of the New York Stock Exchange;

      1B. Enbridge represents and warrants to, and agrees with, each of the Underwriters that:

      (a) The Initial Registration Statement has been filed with the Commission; the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, have been declared effective by the Commission in such form; other than (i) a Rule 462(b) Registration Statement, if any, which became effective upon filing, and (ii) registration statement filed on May 24, 2002 that was identical to the Initial Registration Statement in all material respects but which was deleted from the Commission's EDGAR system as a result of Commission errors that occurred in connection with the filing of such registration statement, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and, to the knowledge of Enbridge, no proceeding for that purpose has been initiated or threatened by the Commission;

      (b) The information under the headings "Prospectus Summary--Enbridge Inc.," "Use of Proceeds--Enbridge Inc." and "Capitalization of Enbridge Inc." and the information incorporated by reference into the Prospectus from the documents listed under "Where You Can Find More Information--Enbridge Inc. SEC Filings (File No. 0-21080)" (all of such information relating to Enbridge being referred to herein collectively as the "Enbridge Inc. Information") contained in such Final Preliminary Prospectus complied when so filed in all material respects with the provisions of the Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Final Preliminary Prospectus made in reliance upon and in conformity with information relating to any Underwriters furnished to the Company, the Partnership or Enbridge in writing by an Underwriter through Goldman, Sachs & Co. expressly for use therein. To

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the best of Enbridge's knowledge, information and belief, having made reasonable inquiries, the Commission has not issued any order preventing or suspending the use of the Preliminary Prospectus;

      (c) Enbridge and the offering of the purchase obligation meet the requirements for using Form F-3 under the Act. The Enbridge Inc. Information contained or incorporated by reference in (i) the Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and
(ii) the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) and at the Time of Delivery and any information relating to Enbridge in Part II of the Registration Statement (including any such post-effective amendment) under headings identified as containing information relating to Enbridge ("Enbridge Inc. Part II Information") complied or will comply in all material respects with the provisions of the Act, and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the statements made or to be made in such sections of such documents that are covered by Rule 175(b) under the Act were made or will be made with a reasonable basis and in good faith, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriters furnished to the Company, the Partnership, the General Partner or Enbridge in writing by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

      (d) Enbridge's Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act; any further Incorporated Documents of Enbridge so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading;

      (e) The capitalization of as of the date set forth in the Prospectus, is as set forth in the under the heading "Capitalization of Enbridge Inc." in the Prospectus;

      (f) Enbridge has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Province of Alberta, Canada, with full corporate power and authority to own or lease its properties and to conduct its business as described in the Prospectus. Enbridge indirectly wholly owns the General Partner free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges as are not, individually or in the aggregate, material to such interest ownership or as described in the Prospectus). The shares of stock in the General Partner owned by Enbridge have been duly and validly authorized and issued and are fully paid and non-assessable. Complete and correct copies of the Certificate of Incorporation of Enbridge, and all amendments thereto, and of the By-Laws of Enbridge, as amended, have been delivered to the Underwriters;

      (g) The accountants, PricewaterhouseCoopers LLP, who have certified Enbridge's financial statements incorporated by reference in the Registration Statement and the Prospectus (or

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any amendment or supplement thereto), are, in respect of Enbridge, independent public accountants as required by the Act;

      (h) The historical financial statements of Enbridge, together with related schedules and notes, incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of Enbridge on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other summary and selected financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of Enbridge;

      (i) Enbridge has all of the necessary corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby. The execution and delivery of, and the performance by Enbridge of its obligations under this Agreement have been duly and validly authorized, and this Agreement has been duly executed and delivered, by Enbridge;

      (j) Enbridge has all of the necessary corporate power and authority to enter into the Tax Indemnification Agreement and to adopt the Purchase Provisions, and consummate the transactions contemplated thereby. Such agreements have been duly authorized, and will have been duly executed and delivered at the First Time of Delivery, by Enbridge. Each of such agreements constitutes a valid and legally binding agreement of Enbridge, enforceable against it in accordance with its terms, subject, as to enforcement, (i) to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, (ii) to general equity principles and (iii) as the rights to indemnification or contribution thereunder may be limited by federal or state securities laws.

      (k) Neither the execution, delivery or performance of this Agreement, the Tax Indemnification Agreement and the Purchase Provisions, compliance by Enbridge with the provisions hereof or thereof nor consummation by Enbridge of the transactions contemplated hereby or thereby constitutes or, at the First Time of Delivery will constitute, as the case may be, a breach of, or a default under, the articles of incorporation or bylaws of Enbridge or any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which Enbridge is a party or by which it may be bound or to which its properties is subject, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable federal, provincial and state securities and Blue Sky laws), judgment, injunction, order or decree to which it is a named party, excluding in each case any breaches, defaults or violations which, individually or in the aggregate, would not have a material adverse effect on the financial position or results of operations, business or prospects of Enbridge and its subsidiaries (taken as a whole); and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation by Enbridge of the transactions contemplated by this Agreement, except for the registration under the Act as described in Section 1(a) herein and such consents, approvals, authorizations, registrations or qualifications as may be required under state or provincial securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

      (l) Enbridge has not distributed and, prior to the later to occur of
(i) the Time of Delivery and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Prospectus or other materials, if any, permitted by the Act;

      (m) Enbridge is not and, as of the Time of Delivery will not be, an "Investment Company" as that term is defined in the Investment Company Act, or required to register as an "Investment Company" under the Investment Company Act;

      (n) Enbridge is not (i) a "public utility company," (ii) a "holding company," (iii) a "subsidiary company" of a "registered holding company" or of a "holding company" required to be registered under the 1935 Act, or (iv) an "affiliate" of (A) a "registered holding company," (B) a "holding company" required to be registered under the 1935 Act, (C) a "subsidiary company" of a "registered holding company" or (D) a "subsidiary company" of a "holding company" required to be registered under the 1935 Act, as such terms are defined in the 1935 Act.

      (o) There are no legal or governmental proceedings pending or, to the knowledge of Enbridge, threatened, against Enbridge or any of its subsidiaries, or to which Enbridge or any of its subsidiaries of any of their respective properties, is subject, that are required to be described in the Registration Statement or the Prospectus and are not described as required;

      (p) Enbridge is not (a) in violation of its incorporation documents or
(b) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such violations or defaults as would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations, business or prospects of Enbridge and its subsidiaries (taken as a whole);

      2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $___________ for Firm Shares to be sold to the public [and $_________ for Firm Shares to be sold to Enbridge], the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

      The Company hereby grants to the Underwriters the right to purchase at their election up to _____________ Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days (as defined below in Section 14) after the date of such notice.

      3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

      4. (a) Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to Goldman, Sachs & Co. , through the facilities of the Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of federal (same-day) funds to the account specified by the Company to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty four hours prior to the Time of Delivery (as defined below) with respect thereto at the Closing Location (as defined below). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on _____________, 2002 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing and, with respect to the Optional Shares, shall be 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The Shares and documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares, will be delivered at the offices of Vinson & Elkins L.L.P., 1001 Fannin, Suite 2300, Houston, Texas 77002 (the "Closing Location"). A meeting will be held at the Closing Location at 2:00 p.m., Houston time, on the business day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.

      5. Each of the Company, the General Partner, the Partnership and, except in the case of (d), (f) and (g), Enbridge, agrees with each of the
Underwriters:

      (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the transactions contemplated by the Prospectus; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares, i-units or Partnership's Class A Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary
Prospectus or prospectus or suspending any such qualification, promptly to use commercially reasonable efforts to obtain the withdrawal of such order;

      (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

      (c) Prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with
Section 10(a)(3) of the Act;

      (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule
158);

      (e) During the period beginning from the date hereof and continuing to and including the date (i) 60 days after the date of the Prospectus with respect to Class A Units or any securities substantially similar thereto or
(ii) 180 days after the date of the Prospectus with respect to Shares, i-units or any securities substantially similar thereto (but not including Class A Units), not to, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, except as provided hereunder and in the Prospectus, any securities of the Company or the Partnership that are, or are substantially similar to, Shares, i-units or Class A Units, or any options or warrants to purchase any such securities including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares, i-units or Class A Units or any such substantially similar securities whether now owned (beneficially or otherwise, including holding as a custodian) or hereinafter acquired (other than (A) the regular quarterly splits of i-units by the Partnership to be received by the Company and the corresponding issuance of Shares by the Company to the holders of the Company's shares, (B) in connection with the acquisition of assets (other than cash), businesses or the capital stock or other ownership interests of businesses by any of Enbridge, the Partnership or any subsidiary of Enbridge owning Common Units on the date hereof, or any operating subsidiary of the Partnership owning Common Units on the date hereof, if the recipient(s) of such securities agree(s) not to offer, sell, contract to sell, or otherwise dispose of during such lock-up period any such securities received in connection with such acquisition(s) and (C) pursuant to employee unit option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement) without your prior written consent, it being expressly agreed that the foregoing restriction shall preclude the Partnership, the General Partner, Enbridge and the Company from engaging, directly or indirectly, in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of Shares, i-units or Class A Units, or even if such Shares, i-units or Class A Units would be disposed of by someone other than the Partnership, the General Partner, Enbridge or the Company, including, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Shares, i-units or Class A Units or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares, i-units or Class A Units;

       (f) To furnish to the Shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to the Shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

      (g) During a period of five years from the effective date of the Registration Statement, to furnish to you, or otherwise make publicly available, copies of all reports or other communications (financial or other) furnished to Shareholders, and to deliver to you such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request;

      (h) To use the net proceeds received by them from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds;"

      (i) To use its best efforts to list, subject to notice of issuance, the Shares of New York Stock Exchange (the "Exchange").

      (j) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

      (k) If the Company, the Partnership or Enbridge elects to rely upon Rule 462(b), the Company, the Partnership and Enbridge shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b), and the Company, the Partnership and Enbridge shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

      (l) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); PROVIDED, HOWEVER, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

      (m) The Partnership shall duly authorize and issue i-units to the Partnership as contemplated in the Prospectus under "Use of Proceeds;"

      (n) To authorize, execute and deliver by the Time of Delivery each of the Tax Indemnification Agreement, the Delegation of Control Agreement, the Third Amended and Restated Agreement of Limited Partnership of the Partnership and the Company's Limited Liability Company Agreement (including the Purchase Provisions), (all as described in the Prospectus); and

      (o) To authorize, execute and deliver the amended and restated agreements of limited partnership or limited liability company agreements, as the case may be, of each of the Operating Subsidiaries promptly after the Time of Delivery.

      6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), any Preliminary Prospectus, the Prospectus, each amendment or supplement to any of them and this Agreement; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Preliminary Prospectus, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of the Shares and the i-units; (iv) the printing (or reproduction) and delivery of this Agreement, any Agreement among Underwriters, any preliminary or supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the listing of the Offered Units on the New York Stock Exchange; (vi) the registration or qualification of the Shares or i-units for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof, if required (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of any preliminary or supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers,

Inc.; (viii) the transportation and lodging expenses incurred by or on behalf of representatives of the Companies in connection with any presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the accountants for the Enbridge Entities and Enbridge; (x) the fees and expenses of counsel (including local and special counsel) for the Enbridge Entities and Enbridge; and (xi) any fees payable to DTC in connection with the Shares being book-entry only securities.

      7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company, the Partnership, the General Partner and Enbridge herein are, at and as of such Time of Delivery, true and correct, the condition that each of the Company, the Partnership, the General Partner and Enbridge shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company, the Partnership or Enbridge has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

      (b) Andrews & Kurth Mayor, Day & Caldwell L.L.P., counsel for the Underwriters, shall have furnished to you such written opinion, dated such Time of Delivery, with respect to the matters covered in paragraphs (i) (insofar as it relates to the due formation and good standing of the Company and the Partnership in Delaware and the Company's and the Partnership's power and authority to conduct its business as described in the Registration Statement and the Prospectus, [(v)], and [(xv)] of the opinion attached hereto as Annex I, as described in Annex I, as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (c) Vinson & Elkins L.L.P., counsel for the Company, the Partnership, [the General Partner] and Enbridge shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

      (d) Each of (i) Berkowitz, Lefkovits, Isom & Kushner, Birmingham, Alabama, (ii) Logan & Logan, Prairie Village, Kansas, (iii) Lemle & Kelleher, L.L.P., New Orleans, Louisiana, (iv) Brunini, Grantham, Grower & Hewes, Jackson, Mississippi and (v) Elias, Books, Brown, Peterson & Massad, each of which is acting as special local counsel to the Enbridge Entities, shall have furnished to you, its written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex II hereto;

      (e) McCarthy Tetrault LLP, Canadian counsel to the Enbridge Entities, shall have furnished to you, its written opinion or opinions, dated as of the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex III hereto;

      (f) On the date of the Prospectus, at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of

Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex IV and V, respectively, hereto;

       (g) None of the Enbridge Entities or Enbridge shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the partners' capital or capital stock, as applicable, or long-term debt of any of the Enbridge Entities or Enbridge or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders', unitholders' or interestholders' equity or results of operations of any of the Enbridge Entities or Enbridge, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

      (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded any of the Enbridge Entities' or Enbridge's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Enbridge Entities' or Enbridge's debt securities or preferred stock;

      (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's, the Partnership's or Enbridge's securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

      (j) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

      (k) The Company has obtained and delivered to the Underwriters executed copies of an agreement from (i) each executive officer, director or 5% equity holder of the Company and the Partnership, other than the General Partner and Enbridge, substantially to the effect set forth in Subsection 5(e) hereof in form and substance satisfactory to you, and (ii) each person required by Rule 2110(d) of the NASD Conduct Rules in form and substance as is required by such Rule, such executive officers, directors, equity holders and other persons being listed on Schedule IV hereto;

      (l) The Company, the Partnership and Enbridge shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the Business Day next succeeding the date of this Agreement;

      (m) The Company, the General Partner the Partnership and Enbridge shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company, the Partnership, the General Partner and Enbridge satisfactory to you as to (i) the accuracy of the representations and warranties of the Company, the Partnership, the General Partner and Enbridge herein that are qualified by materiality, and as to the accuracy in all material respects of the representations and warranties of the Company, the Partnership, the General Partner and Enbridge herein that are not so qualified, at and as of such Time of Delivery, (ii) as to the performance in all material respects by each of the Company, the Partnership, the General Partner and Enbridge of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, (iii) as to the matters set forth in subsections (a) and (g) of this Section and (iv) as to such other matters as you may reasonably request;

      (n) The following documents shall have been duly authorized, executed and delivered and be in full force and effect: the Tax Indemnification Agreement, the Delegation of Control Agreement, the Third Amended and Restated Agreement of Limited Partnership of the Partnership and the Company's Amended and Restated Limited Liability Company Agreement (including the Purchase Provisions) (all as described in the Prospectus);

      (o) The successful delegation of the General Partner's control and management of the business and affairs of the shall have occurred; and

      (p) The Partnership shall have duly and validly authorized and issued, and the Company shall have purchased and shall own, the i-units, as contemplated by the Prospectus.

      8. (a) (i) Each of the Company, the Partnership and the General Partner will, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Final Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, other than any Enbridge Inc. Information or Enbridge Inc. Part II Information, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred and (ii) Enbridge will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Enbridge Inc. Information in the Final Preliminary Prospectus, the Prospectus or the Registration Statement or in the Enbridge Inc. Part II Information in the Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company, the Partnership, the General Partner and Enbridge shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Final
Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

      (b) Each Underwriter will indemnify and hold harmless the Company, the Partnership, the General Partner and Enbridge against any losses, claims, damages or liabilities to which the Company, the Partnership, the General Partner and/or Enbridge may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Final Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Final Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company, the Partnership, the General Partner and/or Enbridge for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against a person who is required to indemnify such indemnified party pursuant to subsection (a) or
(b) above (an "indemnifying party"), notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and

(ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Partnership, the General Partner and Enbridge on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection
(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Partnership, the General Partner and Enbridge on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Partnership, the General Partner and Enbridge on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting underwriting discounts and commissions, but before deducting expenses) received by the Company, the Partnership, the General Partner and Enbridge bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, (i) whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Partnership, the General Partner or Enbridge on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and (ii) whether an indemnified party failed to give the notice required under subsection (c) above. The Company, the Partnership, the General Partner and Enbridge and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) Enbridge shall not be required to contribute any amount unless it is or could have been an indemnifying party pursuant to subsection (a). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (e) The obligations of the Company, the Partnership, the General Partner and Enbridge under this Section 8 shall be in addition to any liability which the Company, the Partnership, the General Partner and Enbridge may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this
Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, the Partnership, the General Partner and Enbridge (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company, the Partnership, the General Partner or Enbridge) and to each person, if any, who controls the Company, the Partnership, the General Partner or Enbridge within the meaning of the Act.

      9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

      (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting

Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Partnership, the General Partner and Enbridge and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Partnership, the General Partner or Enbridge, or any officer or director or controlling person of the Company, the Partnership, the General Partner or Enbridge, and shall survive delivery of and payment for the Shares.

      11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

      12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention:
Registration Department; and if to the Company shall be delivered or sent by mail to the address of the Company set forth in the Registration Statement,
Attention: Chris Kaitson, with a copy to Vinson & Elkins L.L.P., 1001 Fannin, Suite 2300, Houston, Texas 77002-6760, Attention: William N. Finnegan IV; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Partnership, the General Partner and Enbridge and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the Partnership, the General Partner and Enbridge and each person who controls the Company, the Partnership, the General Partner or Enbridge or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

      15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      16. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York court,
(ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Enbridge has appointed [ ], New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Enbridge represents and warrants that the Authorized Agent has agreed to act as such agent for service at process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to Enbridge shall be deemed, in every respect, effective service of process upon Enbridge.

      17. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company, the Partnership, the General Partner and, if Enbridge is or could have been an indemnifying party under Section 8(a) in respect of such judgment or order, Enbridge, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company, the Partnership, the General Partner and Enbridge and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

      18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      19. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.



                      [rest of page intentionally left blank]

      If the foregoing is in accordance with your understanding, please sign and return to us, one for the Company and each of the Representatives plus one for each counsel, counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company, the Partnership, the General Partner and Enbridge. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                          Very truly yours,

                                          Enbridge Energy Management, L.L.C.

                                          By:
                                             -----------------------
                                             Name:
                                             Title:

                                          Enbridge Energy Partners, L.P.

                                          By:  Enbridge Energy Company, Inc.,
                                               its General Partner

                                          By:
                                             -----------------------
                                             Name:
                                             Title:


                                          Enbridge Energy Company, Inc.

                                          By:
                                             -----------------------
                                             Name:
                                             Title:

                                          Enbridge Inc.

                                          By:
                                             -----------------------
                                             Name:
                                             Title:

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.
[INSERT NAMES OF OTHER REPRESENTATIVES]

BY:
   ------------------------------------

   On behalf of each of the Underwriters

                                   SCHEDULE I


                                                         TOTAL NUMBER OF            TOTAL NUMBER OF            NUMBER OF OPTIONAL
                                                        FIRM SHARES TO BE          FIRM SHARES TO BE         SHARES TO BE PURCHASED
                                                       PURCHASED AND SOLD          PURCHASED AND SOLD              IF MAXIMUM
                   UNDERWRITER                            TO THE PUBLIC               TO ENBRIDGE               OPTION EXERCISED
                   -----------                            -------------               -----------               ----------------

Goldman, Sachs & Co.............................



Total


                                   SCHEDULE IIA

                         CURRENT OPERATING SUBSIDIARIES

         ENTITY                                                  JURISDICTION OF
         ------                                                   ORGANIZATION
                                                                  ------------
Enbridge Energy, Limited Partnership                                Delaware

Enbridge Pipelines (North Dakota) L.L.C.                          North Dakota

Enbridge Pipelines (Lakehead) L.L.C.                                Delaware

[To be formed in July]

Enbridge Pipelines (East Texas) L.L.C.                              Delaware

Enbridge Pipelines (East Texas) L.P.                                Delaware

Enbridge Processing (East Texas) L.P.                               Delaware

Enbridge Marketing (East Texas) L.P.                                Delaware


                                   SCHEDULE IIB

                       POST-CLOSING OPERATING SUBSIDIARIES


         ENTITY                                                  JURISDICTION OF
         ------                                                   ORGANIZATION
                                                                  ------------
Enbridge Energy, Limited Partnership                               Delaware

Enbridge Pipelines (North Dakota) L.L.C.                         North Dakota

Enbridge Pipelines (Lakehead) L.L.C.                               Delaware

[To be formed in July]

Enbridge Pipelines (East Texas) L.L.C.                             Delaware

Enbridge Pipelines (East Texas) L.P.                               Delaware

Enbridge Processing (East Texas) L.P.                              Delaware

Enbridge Marketing (East Texas) L.P.                               Delaware

Enbridge Midcoast Holdings, L.L.C.                                 Delaware

Enbridge Holdings (Texas Systems) L.L.C.                           Delaware

Enbridge Pipelines (Louisiana Intrastate) L.L.C.                   Delaware

Enbridge Pipelines (SIGCO Intrastate) L.L.C.                       Delaware

Mid Louisiana Gas Transmission, L.L.C.                             Delaware

Enbridge Processing (Mississippi) L.L.C.                           Delaware

Dufour Petroleum, L.P.                                             Delaware

Enbridge Midcoast Energy, L.P.                                       Texas

Pan Grande Pipeline, L.L.C.                                          Texas

[Texana Pipeline Company                                             N/A]

Enbridge Pipelines (Texas Intrastate) L.P.                           Texas

Enbridge Offshore Pipelines (Seacrest) L.P.                          Texas

Enbridge Offshore Pipelines (UTOS) L.L.C.                          Delaware


                                      28



         ENTITY                                                  JURISDICTION OF
         ------                                                   ORGANIZATION
                                                                  ------------

Enbridge Pipelines (Louisiana Liquids) L.L.C.                      Delaware

Enbridge Pipelines (Texas Gathering) L.P.                          Delaware

Midcoast Kansas Pipeline, L.L.C.                                   Delaware

Midcoast Kansas General Partner, L.L.C.                            Delaware

Margasco Partnership                                               Oklahoma

Mid-Kansas Partnership                                              Kansas

Riverside Pipeline Company, L.P.                                    Kansas

Nugget Drilling Corporation                                        Minnesota

Midcoast Holdings No. One, L.L.C.                                  Delaware

Enbridge Pipelines (Alabama Intrastate) L.L.C.                      Alabama

Enbridge Pipelines (AlaTenn) L.L.C.                                 Alabama

Enbridge Pipelines (Tennessee River) L.L.C.                         Alabama

Enbridge Pipelines (Midla) L.L.C.                                  Delaware

H&W Pipeline, L.L.C.                                                Alabama

Enbridge Marketing (U.S.) L.P.                                       Texas

Enbridge Pipelines (Alabama Gathering) L.L.C.                       Alabama

Enbridge Pipelines (Bamagas Intrastate) L.L.C.                     Delaware

[Enbridge Pipelines (KPC)]                                          Kansas

Enbridge Pipelines (NE Texas) L.L.C.                               Delaware

Enbridge Pipelines (NE Texas Liquids) L.L.C.                       Delaware

Enbridge Gathering (Texarkana) L.L.C.                              Delaware


                                   SCHEDULE IIC

                           GENERAL PARTNER SUBSIDIARIES


         ENTITY                                                  JURISDICTION OF
         ------                                                   ORGANIZATION
                                                                  ------------
Enbridge Midcoast Holdings, L.L.C.                                 [______]

Enbridge Holdings (Texas Systems) L.L.C.                           Delaware

Enbridge Pipelines (Louisiana Intrastate) L.L.C.                   Delaware

Enbridge Pipelines (Louisiana Intrastate) Inc.                     Delaware

Enbridge Pipelines (SIGCO Intrastate) L.L.C.                       Delaware

[Southern Industrial Gas Corporation                                 N/A]

Mid Louisiana Gas Transmission, L.L.C.                             Delaware

Enbridge Processing (Mississippi) L.L.C.                           Delaware

Enbridge Processing (Mississippi) Inc.                             Delaware

Dufour Petroleum, L.P.                                             Delaware

Dufour Petroleum, Inc.                                             Delaware

Enbridge Midcoast Energy, Inc.                                       Texas

Enbridge Pipelines (Texas Intrastate) Inc.                           Texas

Pan Grande Pipeline, L.L.C.                                          Texas

[Texana Pipeline Company                                             N/A]

Enbridge Offshore Pipelines (Seacrest) Inc.                          Texas

Enbridge Offshore Pipelines (UTOS) [L.L.C.]                        Delaware

Enbridge Pipelines (Louisiana Liquids) Inc.                        Delaware

Enbridge Pipelines (Texas Gathering) Inc.                          Delaware

Midcoast Kansas Pipeline, Inc.                                     Delaware

Midcoast Kansas General Partner, Inc.                              Delaware


                                      30


         ENTITY                                                  JURISDICTION OF
         ------                                                   ORGANIZATION
                                                                  ------------
Margasco Partnership                                               Oklahoma

Mid-Kansas Partnership                                              Kansas

Riverside Pipeline Company, L.P.                                    Kansas

Nugget Drilling Corporation                                        Minnesota

Midcoast Holdings No. One, Inc.                                    Delaware

Enbridge Pipelines (Alabama Intrastate) Inc.                        Alabama

Enbridge Pipelines (AlaTenn) Inc.                                   Alabama

Enbridge Pipelines (Tennessee Intrastate) Inc.                      Alabama

Enbridge Pipelines (Midla) Inc.                                    Delaware

H&W Pipeline Corporation                                            Alabama

Enbridge Marketing (U.S.) Inc.                                       Texas

Enbridge Pipelines (Alabama Gathering) Inc.                         Alabama

Enbridge Pipelines (Bamagas Intrastate) Inc.                       Delaware

[Enbridge Pipelines (KPC)]                                          Kansas

Enbridge Pipelines (NE Texas) L.L.C.                               Delaware

Enbridge Pipelines (NE Texas Liquids) L.L.C.                       Delaware

Enbridge Gathering (Texarkana) L.L.C.                              Delaware

                                   SCHEDULE III

                              FOREIGN QUALIFICATIONS

                                    [TO COME]

                                   SCHEDULE IV

                        PERSONS EXECUTING LOCK-UP LETTERS

                                    [TO COME]

                                   ANNEX I

                       OPINION OF VINSON & ELKINS L.L.P.

                                  [TO COME]

                                   ANNEX II

                         FORM OF LOCAL COUNSEL OPINION

CERTAIN DEFINITIONS

In this form of opinion, the following terms have the following meanings unless the context otherwise requires:

"CONVERSIONS" will be defined as those listed on a schedule to the opinion, being the conversions in the steps memo that affect the Operating
Subsidiaries and/or the OSGPs.

"ENBRIDGE ENTITIES" will be defined to mean the Company, the Partnership, the General Partner, all OSGPs and all Operating Subsidiaries.

"MERGERS" will be defined as those listed on a schedule to the opinion, being the mergers in the steps memo that affect the Operating Subsidiaries and/or the OSGPs.

"OPERATING SUBSIDIARIES" means the Partnership's operating subsidiaries who conduct business in the State, which will be listed on a schedule to the opinion.

"OSGP" means the general partner(s), if any, of the Operating Subsidiaries, which will be listed on a schedule to the opinion.

"STATE" means the state as to which counsel is opining.

"TRANSACTIONS" means all the Mergers and Conversions that affect the Operating Subsidiaries and/or the OSGPs.

FORM OF OPINION

We have acted as special counsel in the State of ____________ to Enbridge Energy Partners, L.P., a Delaware limited partnership (the "PARTNERSHIP"), Enbridge Energy Company, Inc., a Delaware corporation (the "GENERAL PARTNER"), and Enbridge Energy Management, L.L.C., a Delaware limited liability company (the "COMPANY"), in connection with the transactions contemplated by that certain Underwriting Agreement dated [date], by and among the Company, the Partnership, the General Partner, Enbridge Inc., a Canadian corporation ("ENBRIDGE"), and the underwriters named therein (the "UNDERWRITING AGREEMENT"). This opinion is being delivered to you pursuant to the request of our client pursuant to SECTION [7(d)] of the Underwriting Agreement. All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

In connection with this opinion letter, we have examined copies of the following documents (the "TRANSACTION DOCUMENTS"):

          (a) the Amended and Restated Limited Liability Company Agreement of Management dated [date];

          (b) [list organizational documents of Operating Subsidiaries and OSGPs];

          (c) the Underwriting Agreement;

          (d) the Registration Statement (File Nos. 333-89552, 333-89588 and 333-89618) in the form in which it became effective and Prospectus dated [___________], 2002;

          (e) [List relevant Plans/Articles/Certificates of Merger/Conversion] (the "REORGANIZATION AGREEMENTS");

          (f) [the form of Affidavit of Identity attached hereto as Exhibit [__] (the "Affidavit");] and

          (g) [list other documents reviewed].

We also have examined originals, or copies certified or otherwise identified, of certain records of the Enbridge Entities and Enbridge as furnished to us by representatives of those entities, certificates of public officials and of representatives of the Enbridge Entities and Enbridge and statues and other instruments and documents as a basis for the opinions hereinafter expressed.

[List counsel's customary assumptions - subject to review and comment]

Based on the foregoing and subject to the assumptions, qualifications and limitations provided herein, we are of the opinion that:

          (1) Each of [the OSGPs] [any Operating Subsidiary that is a limited liability company] is duly [qualified] [registered] as a [foreign] limited liability company for the transaction of business under the laws of the State.

          (2) Each of the Operating Subsidiaries is duly [qualified] [registered] as a [foreign] limited partnership for the transaction of business under the laws of the State.

          (3) Each of [the OSGPs and] the Operating Subsidiaries has all requisite power and authority as a limited liability company [or limited partnership, as the case may be,] under the laws of the State to own or lease its properties and to conduct its business in the State in each case in all material respects to the same extent as described or otherwise disclosed in the Prospectus with respect to the Partnership, and, upon the consummation of the Transactions, and solely by virtue of the Transactions, the [[member(s) of the OSGPs and the] [member(s)][limited partner(s)] of the Operating Subsidiaries will not be liable under the laws of the State for the liabilities of such entities, except in each case to the same extent as under the laws of the State of Delaware.

          (4) Assuming that each of the Transactions were legally sufficient under each of the applicable laws (other than the laws of the State as to which we make no such assumption, except as expressly set forth herein) governing such Transactions to vest in each of the surviving entities the assets of the applicable parties to such Transactions, then [(i)] the [Transactions] [Mergers] [Conversions] are legally sufficient, under the laws of the State, to so vest, directly or indirectly, in the respective surviving entities the assets and liabilities of the respective entities before each of such [Transactions] [Mergers] [Conversions] located in the State [and (ii) the Conversions, together with the filing of a properly completed Affidavit of Identity in the office of the County Clerk of each county in which property of an Operating Subsidiary is located for all assets located in the State, are legally sufficient, under the laws of the State, to so vest, directly or indirectly, in the respective surviving entities the assets and liabilities of the respective entities before each of the Conversions].

          (5) No permit, consent, approval, authorization, order, registration, filing or qualification (collectively, "Consents") of or with any court, governmental agency or body of the State having jurisdiction over the Enbridge Entities or Enbridge or any of their respective properties, is required for (A) the issuance and sale of the Shares by Management or the Units by the Partnership or (B) the execution and delivery by [the OSGPs and] the Operating Subsidiaries, and the performance by such entities of their obligations under, the Transaction Documents to which they are a party, except (a) for such Consents required under state securities or "Blue Sky" laws, as to which the undersigned does not express any opinion, (b) for such Consents which have been obtained or made, (c) for such Consents which are (i) of a routine or administrative nature, (ii) not customarily obtained or made prior to the consummation of transactions such as those contemplated under the Transaction Documents and (iii) expected in the reasonable judgment of management of the applicable Enbridge Entity to be obtained or made in the ordinary course of business subsequent to the consummation of the Transactions, (d) for such Consents which, if not obtained or made, would not, individually or in the aggregate, have a material adverse effect upon the operations conducted or to be conducted as described in the Prospectus in the State by the Enbridge Entities, taken as a whole, (e) as disclosed in the Prospectus with respect to the Partnership or (f) as otherwise required by the Transaction Documents.

          (6) The execution and delivery by [the OSGPs and] the Operating Subsidiaries, and the performance by such entities of their obligations under, the Transaction Documents to which they are a party has not violated and will not violate any statute of the State or any rule, regulation or, to our knowledge, any order of any agency of the State having jurisdiction over any of the OSGPs and Operating Subsidiaries or any of their respective properties, except for any such violations which, individually or in the aggregate, would not have a material adverse effect on the holders of Units or the operations conducted in the State by the OSGPs and the Operating Subsidiaries, taken as a whole.

          (7) [The Affidavit of Identity is in a form legally sufficient for recordation in the appropriate public offices of the State, to the extent such recordation is required to constitute notice to third parties that title to the properties covered thereby is in the applicable Operating Subsidiary following the consummation of the Transactions, and, upon proper recordation thereof in the State, will constitute notice to all third parties under the recordation statutes of the State concerning record title to the assets covered thereby. Recordation in the office of the [County Clerk] of each county in which property of an Operating Subsidiary is located, is the appropriate public office in the State for the recordation of deeds, assignments and other evidences of title evidencing interests in real property located in such county.]

The opinions expressed herein are effective and based upon laws and matters existing only as of the date hereof. We disclaim any undertaking to update, review or modify any opinion herein in the future or in light of future information, circumstances or changes in law that may effect the opinions herein.

We express no opinion with respect to (i) title to any of the real or personal property, (ii) the accuracy of descriptions or references to real or personal property, (iii) [permits to own or operate any real or personal property,] or
(iv) with respect to state or local taxes or tax statutes including, without limitation, those to which any of the limited partners of the Partnership may be subject.

[List counsel's other customary qualifications - subject to review and comment]

The Enbridge Entities, Enbridge, [list other Enbridge counsel, if any] and Vinson & Elkins L.L.P. are hereby authorized to rely upon this opinion letter in connection with the Transactions as if such opinion letter were addressed and delivered to each of them on the date hereof. Subject to the foregoing, this opinion letter may be relied upon only by you and your counsel in connection with the Transactions and no other use or distribution of this opinion letter may be made without our prior written consent.

                                   ANNEX III

                        OPINION OF MCCARTHY TETRAULT LLP

                                   [TO COME]

                                   ANNEX IV

                   [FORM OF COMFORT LETTER FOR THE COMPANY]

      Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives;

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
      (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that cause them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                 (A) (i) the unaudited consolidated statements of income,
              consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                 (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                 (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                 (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                 (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                 (F) for the period from the date of the latest financial
              statements included in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
      (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                   ANNEX V
                          [FORM OF COMFORT LETTER
             FOR THE PARTNERSHIP, ENBRIDGE AND ENBRIDGE MIDCOAST]

      Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in the related in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                 (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                 (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                 (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                 (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                 (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                 (F) for the period from the date of the latest financial
              statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.